SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 2004

                               Delta Mutual, Inc.
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               (Exact name of registrant as specified in charter)


                Delaware                                    000-30563
(State or other jurisdiction of  incorporation)       (Commission File Number)



111 North Branch Street, Sellersville, Pennsylvania      18960
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    (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (215) 258-2800


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet arrangement of a Registrant.

Convertible Notes due 2006

         On October 19, 2004, Delta Mutual, Inc. ("we" or the "Company") completed the sale to an additional institutional investor (the "Purchaser") of an aggregate of $25,000 principal amount of the Company's 6% Convertible Promissory Notes, due October 18, 2006, (the "Notes"), initially convertible into an aggregate of 500,000 shares of Common Stock, together with Warrants to purchase an additional 500,000 shares of Common Stock (the "Warrants"). Prior to these transactions, the Company had sold an aggregate of $331,500 principal amount of this series of two-year convertible notes. The Notes bear interest at the rate of 6% per annum and are convertible into shares of our Common Stock at a conversion price (the "Conversion Price") of $0.05 per share. The Conversion Price provided for in the Notes is subject to adjustment for stock splits, combinations and like events, and in certain cases where we sell shares of our Common Stock at a price or securities convertible into our Common Stock with a conversion price below the Conversion Price. The Notes provide the Purchasers with "piggyback" registration rights under certain conditions for the shares of Common Stock issuable upon conversion of the Notes, where the Company has filed a registration statement with the Securities and Exchange Commission for another registered offering of its Common Stock.

The Warrants are immediately exercisable, expire on March 31, 2006, and have an exercise price of $0.10 per share, subject to adjustment.

THE ABOVE DESCRIPTIONS OF THE TERMS OF THE NOTES AND WARRANTS SUMMARIZE ONLY CERTAIN MATERIAL TERMS OF THOSE AGREEMENTS OR INSTRUMENTS. FOR THE COMPLETE TERMS OF SUCH AGREEMENTS OR INSTRUMENTS, REFERENCE IS HEREBY MADE TO THE FULL TEXTS THEREOF FILED AS EXHIBITS TO THE COMPANY'S CURRENT REPORT ON FORM 8-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 24, 2004.

item 3.02. Unregistered Sales of Equity Securities

       The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                      Principal         Total Offering Price/
     Date               Title and Amount         Purchaser            Underwriter       Underwriting Discounts
----------------------- ------------------------ -------------------- ----------------- ---------------------
October 19, 2004        $25,000 principal        Private investor            NA         $25,000/NA
                        amount of 6%
                        convertible promissory
                        notes due October 18,
                        2006, convertible into
                        an aggregate of
                        500,000 shares of
                        common stock
----------------------- ------------------------ -------------------- ----------------- ---------------------
October 19, 2004        Warrants to purchase     Private investor            NA         NA/NA
                        an aggregate of
                        500,000 shares of
                        common stock issued in
                        connection with the
                        sale of the 6%
                        convertible promissory
                        notes
----------------------- ------------------------ -------------------- ----------------- ---------------------

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Delta Mutual, Inc.


Date: October 25, 2004
                                By: /s/ Peter F. Russo
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                                Peter F. Russo,
                                President and Chief Executive Officer